INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of December 4, 2008 (this “Agreement”), is entered into by and among the noteholders whose names and addresses are set forth on the signature pages hereto (the “Noteholders”).

WITNESSETH:

WHEREAS, Novint Technologies, Inc., a Delaware corporation (the “Company”) has issued 8% Senior Secured Promissory Notes (the “8% Notes”) pursuant to that certain Subscription Agreement dated on or around December 4, 2008.

WHEREAS, in the event that the 8% Notes are not repaid within one year from the Initial Closing Date, the Company shall have the option to refinance the Notes and accrued interest by issuing to each of the Noteholders a 10% Convertible Senior Secured Promissory Note (the “10% Notes”).

WHEREAS, the Noteholders agree that the 8% Notes and the 10% Notes (collectively, the “Notes”), are secured by the Collateral and the rights and obligations of the Noteholders with respect to the Notes and the Collateral shall be governed by this Agreement.

WHEREAS, each Noteholder recognizes the security interests granted to such Noteholder under the Notes ranks pari passu in right of payment and right of lien priority with the security interests granted by the Company to the other Noteholders and signatories to this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Any and all capitalized terms used herein shall have the meanings ascribed thereto in the Notes or Subscription Agreement, unless specifically defined herein.

(a)	The following terms, as used in this Agreement, shall have the following meanings:

 “Indebtedness” means all indebtedness and other obligations of the Company to the Noteholders.

“Insolvency Event” means any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy.

“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights).

“Paid in Full” means all principal, interest and fees payable under the Note and all other Secured Obligations shall have been paid in full in cash (other than contingent obligations or indemnification obligations for which no claim has been asserted).

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

(b)           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, clauses and Exhibits shall be construed to refer to Sections and clauses of, and Exhibits to, this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.  The Exhibit attached to this Agreement shall be deemed incorporated herein by reference.

2.           Noteholder Rights

(a)           Relative Priorities.  Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Indebtedness granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or any defect or deficiencies in, or failure to perfect, the Liens securing the Indebtedness or any other circumstance whatsoever, each Noteholder hereby agrees that any Lien on the Collateral securing Indebtedness now or hereafter held by or on behalf of a Noteholder regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be deemed pari passu in right, priority, operation, effect and all other respects to any Lien on the Collateral securing any other Indebtedness.

(b)           Prohibition on Contesting Liens.  Each Noteholder agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency Event), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any other Noteholder in the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Noteholders to enforce this Agreement.

(c)           Similar Liens and Agreements.  The Noteholders agree that it is their intention that the Collateral be substantially identical and that the documents and agreements creating or evidencing the Collateral shall be in all material respects the same forms of documents.

(d)           Exercise of Remedies.  The Noteholders agree that upon an Event of Default the Noteholders may exercise any rights or remedies available with respect to the Collateral or institute any action or proceeding with respect to such rights or remedies upon consent by a majority of the Noteholders based on the outstanding amount of the Indebtedness.

(e)           Application of Proceeds.  So long as the Indebtedness has not been Paid in Full, whether or not any Insolvency Event has been commenced by or against the Company, Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by a Noteholder, shall be applied ratably to the Indebtedness then outstanding.  Any proceeds of a distribution of Collateral made in connection with an Insolvency Event shall be applied ratably to the Indebtedness then outstanding.
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(f)            Insurance.  The Noteholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral.  Unless and until the Indebtedness is Paid in Full, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid ratably to the Noteholders based on the outstanding amount of the Indebtedness owed to each Noteholder.

(g)           Credit Bid(s).  Any Noteholder may make a credit bid at any foreclosure sale or other sale of any of the Collateral; provided, that the other Noteholders receive a cash payment as a result of such credit bid equal to their ratable share of the consideration that would have been received under this Agreement had such credit bid been paid in cash.

(h)           No Marshaling.  No Noteholder shall have any obligation to marshal any assets in favor of, or against or in payment of, any other Noteholder or any Indebtedness.

3.           Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of Indebtedness by or on behalf of the Company shall be rescinded or must otherwise be restored by any Noteholder, whether as a result of an Insolvency Event or otherwise.

4.           Obligations of the Company Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of Noteholders against the other Noteholders.  Nothing contained in this Agreement shall impair the obligation of the Company to pay its obligations with respect to the Indebtedness as and when it shall become due and payable; provided that the exercise of remedies in connection with a failure to make such payments shall be limited as provided herein.

5.           No Waivers; Remedies.  No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the parties to this Agreement or any other Person hereunder provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  Rights hereunder are not conditional or contingent on any attempt by any party to exercise any of its rights under any other document, agreement or instrument.

6.           Amendments.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by all parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that any addition of a Noteholder pursuant to Section 15 hereof shall not constitute a modification hereto for purposes of this Section 6.

7.           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

8.           Exculpation.  In connection with any exercise of foreclosure upon Collateral or enforcement of Noteholders’ remedies, no Noteholder nor any of its partners nor any of their respective directors, officers, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.  No Noteholder shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it, if the selection of such agents or attorneys-in-fact was done without gross negligence or willful misconduct.
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9.           Notices.  Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except informal documents which may be sent by first class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by facsimile, or by reputable overnight delivery service, to the secured parties, at their respective addresses or fax numbers set forth on the signature pages below.

10.           GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11.           Headings.  Headings used in this Agreement are for convenience of reference only and shall neither constitute a part of this Agreement for any other purpose nor affect the construction of this Agreement.

12.           No Inconsistent Requirements.  In the event of a direct conflict between the terms and provisions contained in this Agreement and the terms and provisions contained in the Notes, it is the intention of the parties hereto that such terms and provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Agreement shall control and govern.

13.           Reliance.  Each of the parties hereto hereby agrees that this Agreement may be relied upon by the other parties hereto and this Agreement shall be enforceable by each party against the other parties hereto.

14.           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

15.           Joinder.  The Company shall cause each party which, from time to time, after the date hereof  purchases any Note or other Indebtedness from the Company which is secured by the Collateral, to execute and deliver a counterpart signature page hereto substantially in the form of Exhibit I hereto and upon the execution and delivery of such counterpart signature page shall become a Noteholder hereunder and shall become bound by the terms and provisions hereof with the same force and effect as if originally named a party herein.  Each party hereto shall cause each party which, from time to time, acquires an interest in any Indebtedness from such party to execute and deliver a counterpart signature page hereto substantially in the form of Exhibit I hereto and upon the execution and delivery of such counterpart signature page shall become a Noteholder hereunder and shall become bound by the terms and provisions hereof with the same force and effect as if originally named a party herein.  The obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new party hereunder.  The execution and delivery of such counterpart signature page shall require the consent of the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Noteholder has, agreeing to be bound, executed this Intercreditor Agreement as of the date set forth below.

Date: _____________________

ENTITIES:

_____________________________________
Print Name of Company, Limited
Liability Company, Corporation or Trust

By:	_______________________
Name:	_______________________
Title:	_______________________

INDIVIDUALS:

_____________________________________

Print Name: _____________________

[Intercreditor Agreement]

ACKNOWLEDGED AND AGREED TO
THIS ___ DAY OF _____________, 2008

Novint Technologies, Inc., a Delaware corporation

By:	______________________________
Name:	Thomas G. Anderson
Title:	Chief Executive Officer

[Intercreditor Agreement]

Exhibit I to
Intercreditor Agreement

[Form of Counterpart Signature Page to Intercreditor Agreement]

By signing below, [each of] the undersigned becomes a Noteholder under the Intercreditor Agreement dated as of December 4, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) to which this signature page is attached and is made a part, and agrees that, upon the execution and delivery of this signature page to the Company (as defined in the Agreement), it is bound by the terms, conditions and obligations thereof applicable to it as a Noteholder under the Agreement and further represents and warrants to the Company and other Noteholders that this Form of Counterpart Signature Page to Agreement has been duly executed and delivered by it.

Address:	NOTEHOLDER

Date:	By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO
THIS ___ DAY OF _____________, 2008

Novint Technologies, Inc., a Delaware corporation

By:	______________________________
Name:	Thomas G. Anderson
Title:	Chief Executive Officer

[Counterpart Signature Page to Intercreditor Agreement]